Goodwill and Intangible Assets	12 Months Ended
Sep. 30, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]
(7) Goodwill and Intangible Assets

Goodwill and intangible assets deemed to have an indefinite life are not amortized, but reviewed annually for impairment of value or when indicators of a potential impairment are present. As part of our business planning cycle, we performed our annual impairment testing for our Household Products and Personal Care reporting units in the fourth quarter of fiscal 2014, 2013 and 2012. There were no indications of impairment of goodwill noted during this testing.

The following table represents the carrying amount of goodwill by segment at September 30, 2014:

	Household Products	Personal Care	Total
Balance at October 1, 2013	$37.2	$1,438.6	$1,475.8
Feminine care acquisition	—	28.0	28.0
Cumulative translation adjustment	(0.1)	(16.3)	(16.4)
Balance at September 30, 2014	$37.1	$1,450.3	$1,487.4

The Company had indefinite-lived intangible assets of $1,727.1 ($1,647.0 in Personal Care and $80.1 in Household Products) at September 30, 2014 and $1,703.9 at September 30, 2013. The increase of $23.2 is due to the feminine care acquisition of $30.2 and changes in foreign currency translation rates.

In addition, we completed impairment testing on indefinite-lived intangible assets other than goodwill, which are trademarks/brand names used in our various product categories. No impairment was indicated as a result of this testing.

Future changes in the judgments, assumptions and estimates that are used in our impairment testing including discount rates or future operating results and related cash flow projections, could result in significantly different estimates of the fair values in the future.

Total amortizable intangible assets at September 30, 2014 are as follows:

	Gross Carrying Amount	Accumulated Amortization	Net
Tradenames / Brands	$18.6	$13.0	$5.6
Technology and patents	78.0	62.4	15.6
Customer-related / Other	166.1	67.1	99.0
Total amortizable intangible assets	$262.7	$142.5	$120.2

Amortizable intangible assets, with a weighted average remaining life of approximately thirteen years, are amortized on a straight-line basis over expected lives of five years to twenty years.

Amortization expense for intangible assets totaled $17.9 for the current year. Estimated amortization expense for amortizable intangible assets for the years ending September 30, 2015, 2016, 2017, 2018 and 2019 is $15.8, $15.8, $15.4, $7.9 and $6.6, respectively, and $58.7 thereafter.